Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant     [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

Washington Federal, Inc.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

425 PIKE STREET
SEATTLE, WASHINGTON 98101-2334
(206) 624-7930

December 16, 2002

Dear Stockholder:

      You are invited to attend our Annual Meeting of Stockholders to be held on Tuesday, January 21, 2003 at 2:00 p.m. at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington.

      We hope you can attend this meeting in person, but whether or not you plan to attend, it would be very helpful if you would sign the enclosed proxy card and return it in the envelope provided. Please do this immediately so that we can save your company the time and expense of contacting you again. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person if you attend the meeting, but will assure that your vote will be counted if you are unable to attend.

      If you have any questions, please do not hesitate to contact us.

Sincerely,

Roy M. Whitehead
Vice Chairman, President and
Chief Executive Officer

PROXY STATEMENT
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
OTHER MATTERS
STOCKHOLDER PROPOSALS
ANNUAL REPORTS

425 PIKE STREET
SEATTLE, WASHINGTON 98101-2334
(206) 624-7930

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 21, 2003

     NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of Washington Federal, Inc. (“Washington Federal”) will be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on Tuesday, January 21, 2003, at 2:00 p.m., Pacific Time, for the following purposes:

1. To elect three directors for a three-year term and until their successors are elected and qualified;

2. To ratify the appointment of Deloitte & Touche LLP as Washington Federal’s independent auditors for fiscal 2003; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of Washington Federal has fixed November 29, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those Stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

By Order of the Board of Directors

Edwin C. Hedlund
Executive Vice President and
Secretary

December 16, 2002

Seattle, Washington

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

WASHINGTON FEDERAL, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

January 21, 2003

      This Proxy Statement is furnished to the holders of the common stock, $1.00 par value per share (“Common Stock”), of Washington Federal, Inc. (“Washington Federal” or the “Company”), the parent holding company for Washington Federal Savings, a federally-chartered savings association, in connection with the solicitation of proxies by the Board of Directors of the Company, to be used at the Annual Meeting of Stockholders to be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on Tuesday, January 21, 2003, at 2:00 p.m., and at any adjournment thereof (the “Annual Meeting”), for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 16, 2002.

      The proxy solicited hereby, if properly signed and returned and not revoked prior to its use, will be voted in accordance with the instructions given thereon. If no instructions are so specified, then the proxy will be voted for the persons nominated to be directors by the Board of Directors, for the ratification of the appointment of Deloitte & Touche LLP as independent auditors for fiscal 2003 and, upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of Washington Federal (Edwin C. Hedlund, Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the meeting and notifying the Secretary of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

      Only stockholders of record at the close of business on November 29, 2002 (the “Voting Record Date”) will be entitled to vote at the Annual Meeting. On the Voting Record Date, 63,155,129 shares of Common Stock were issued and outstanding and the Company had no other class of equity securities issued and outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on matters other than the election of directors, in respect of which cumulative voting is permitted, as discussed below under “Information with Respect to Nominees for Director, Directors Whose Terms Continue and Executive Officers.”

Vote Required

      The election of the Company’s directors requires a plurality of the votes represented in person or by proxy at the Annual Meeting. The proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors and any other business that properly may come before the Annual Meeting require that the votes cast in favor of such proposal exceed the votes cast against such proposal.

Effect of an Abstention and Broker Non-Votes

      A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or any other proposal. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients’ proxies in their own discretion.

Principal Holders of Voting Securities

      The following table sets forth information as of October 1, 2002 with respect to (i) any person or entity known by Washington Federal to be the beneficial owner of more than 5% of the issued and outstanding Common Stock and (ii) ownership of the Common Stock by all directors and executive officers of Washington Federal as a group.

	Amount and Nature
	of Beneficial
Name and Address of Beneficial Owner	Ownership(1)	Percent of Class

Kayne Anderson Rudnick Investment Management, LLC	5,352,239 (2)	8.42%	(4)
1800 Avenue of the Stars, Suite 200 Los Angeles, California 90067-4219
All directors and executive officers as a group (11 persons)	1,012,867 (3)	1.59%	(4)

(1)	Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.

(2)	Kayne Anderson Rudnick Investment Management, LLC, has sole power to dispose of 5,352,239 shares and sole voting power with respect to 2,837,335 shares.

(3)	Includes ownership of options to purchase Common Stock that may be exercised by all executive officers as a group prior to December 31, 2002 aggregating 135,453 shares. Also includes 20,624 shares held by the Washington Federal Savings Profit Sharing Retirement and Employee Stock Ownership Plan (the “Retirement Plan”) for the benefit of executive officers of Washington Federal. Directors, unless current or former employees of Washington Federal, do not participate in the Retirement Plan. The Retirement Plan is a qualified, defined contribution profit sharing and employee stock ownership plan maintained for all eligible employees of Washington Federal that invests primarily in U.S. Government and federal agency securities, certificates of deposit and similar instruments issued by Washington Federal and other financial institutions. As an alternative to the aforementioned investments, employees have the option of directing 401(k) contributions and earnings thereon to a variety of mutual funds. The shares of Common Stock of Washington Federal held by the Retirement Plan are voted by the trustees of such plan, but their disposition can be directed only by the employee to whose account the shares are allocated. The trustees of the Retirement Plan are Brent J. Beardall, Karen S. Carlson and Ronald L. Saper, all of whom are employees of Washington Federal Savings.

(4)	The percentage of outstanding shares of Common Stock is based on the 63,540,820 shares of Common Stock issued and outstanding on October 1, 2002, plus options to purchase 135,453 shares of Common Stock that are exercisable by current and former executive officers as a group prior to December 31, 2002.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,

DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

General

      The Restated Articles of Incorporation of Washington Federal provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by Washington Federal’s Bylaws is eight.

      Pursuant to Washington Federal’s Restated Articles of Incorporation, at each election of directors every stockholder entitled to vote has the right to vote, in person or by proxy, the number of shares owned by him or her for as many persons as there are directors to be elected, or to cumulate his or her votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of his or her shares shall equal, or by distributing such votes on the same principle among any number of candidates. In the event that cumulative voting is in effect, it is the intention of the persons named in the accompanying proxy to vote cumulatively for the election of the nominees for director listed in the table that follows. The accompanying proxy cannot be voted for any person who is not a nominee of the Board of Directors.

      At the Annual Meeting, stockholders of Washington Federal will be asked to elect three directors of Washington Federal for a three-year term and until their successors are elected and qualified. The three nominees for election as directors to a three-year term are John F. Clearman, H. Dennis Halvorson and Roy M. Whitehead. All nominees were selected by the Nominating Committee of the Board of Directors and currently serve as directors of Washington Federal. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of Washington Federal by blood, marriage or adoption.

      If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of Washington Federal. Alternatively, under such circumstances the Board of Directors of Washington Federal may reduce the number of directors of Washington Federal.

Information with Respect to Nominees for Director and Continuing Directors

      The following tables set forth information relating to the nominees of Washington Federal for election as directors and directors of Washington Federal whose terms continue.

Nominees for Three-Year Term Expiring in 2006

		Positions with		Common Stock Owned
		Washington		Directly or Indirectly as of
		Federal and Principal		October 1, 2002(2)(3)
		Occupation During	Director
Name	Age	Past Five Years	Since(1)	No.		Percentage

John F. Clearman	65	Director; former Chief Financial Officer of Milliman USA Inc.; former President and Chief Executive Officer of N.C. Machinery Co.; Director of Esterline Corporation	1996	11,752		0.02%
H. Dennis Halvorson	63	Director; former President and Chief Executive Officer of United Bank, a Savings Bank	1996	17,465		0.03%
Roy M. Whitehead	50	Vice Chairman; Chief Executive Officer of Washington Federal since October 2000; President of Washington Federal since April 1999 and Executive Vice President from September 1998 to April 1999; Regional Vice President of Wells Fargo Bank, N.A., from June 1997 to September 1998; previously served as President of Wells Fargo Bank of Colorado and predecessor organization	1999	78,994	(4)	0.12%

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE

ELECTED AS DIRECTORS.

Directors with Terms Expiring in 2004

		Positions with		Common Stock Owned
		Washington		Directly or Indirectly as of
		Federal and Principal		October 1, 2002(2)(3)
		Occupation During	Director
Name	Age	Past Five Years	Since(1)	No.		Percentage

Kermit O. Hanson	86	Director; Dean Emeritus Graduate School of Business Administration, University of Washington; Chairman Emeritus, Pacific Rim Bankers Program	1966	19,909		0.03%
W. Alden Harris	69	Director; former Executive Vice President of Washington Federal Savings	1967	80,869		0.13%
Guy C. Pinkerton	68	Chairman; former President and Chief Executive Officer of Washington Federal Savings	1991	577,750	(4)	0.91%

Directors with Terms Expiring in 2005

		Positions with		Common Stock Owned
		Washington		Directly or Indirectly as of
		Federal and Principal		October 1, 2002(2)(3)
		Occupation During	Director
Name	Age	Past Five Years	Since(1)	No.		Percentage

Anna C. Johnson	51	Director; Senior Partner, Scan East West Travel, Seattle, Washington	1995	2,824		—%
Charles R. Richmond	63	Director; former Executive Vice President and Secretary of Washington Federal Savings	1995	127,743	(4)	0.20%

(1)	Includes tenure as a director of Washington Federal Savings and its predecessors.

(2)	Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote or direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares.

(3)	Based on information furnished by the respective directors. The percentage of outstanding shares of Common Stock is based on the 63,540,820 shares of Common Stock issued and outstanding on October 1, 2002, plus options to purchase shares of Common Stock that are exercisable by a director prior to December 31, 2002.

(4)	Includes in the case of Messrs. Pinkerton, Richmond and Whitehead, options to purchase 40,112 shares, 11,244 shares and 37,016 shares of Common Stock, respectively, which are exercisable prior to December 31, 2002, as well as 9,444 shares of Common Stock, in the case of Mr. Whitehead, which are held pursuant to the Retirement Plan. Includes in the case of Mr. Whitehead, 14,500 shares of restricted stock, resulting from original grants of 7,500 and 10,000 shares of restricted stock on December 13, 1999 and December 13, 2001, respectively. The December 13, 1999 grant vests annually over five years and the December 13, 2001 grant vests annually over seven years.

Certain Executive Officers Who Are Not Directors

      The following table sets forth information concerning the current executive officers of Washington Federal who are not directors and who are listed in the Summary Compensation Table under “Executive Compensation” below.

		Positions with	Common Stock Owned
		Washington	Directly or Indirectly as of
		Federal and Principal	October 1, 2002(1)(2)
		Occupation During
Name	Age	Past Five Years	No.		Percentage

Edwin C. Hedlund	46	Executive Vice President since July 1999; previously founder, President and Director of Phoenix Savings Bank from April 1997 until July of 1999	40,979	(3)	0.06%
Jack B. Jacobson	52	Executive Vice President and Chief Lending Officer since October 2001; Senior Vice President from October 2000 to October 2001; Vice President of Washington Federal from November 1996 until October 2000	27,224	(3)	0.04%
Ronald L. Saper	52	Executive Vice President and Chief Financial Officer	27,358	(3)	0.04%

(1)	Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.

(2)	Based on information furnished by the respective officers. The percentage of outstanding shares of Common Stock is based upon the 63,540,820 shares of Common Stock issued and outstanding on October 1, 2002, plus options to purchase shares of Common Stock that are exercisable by an executive officer prior to December 31, 2002.

(3)	Includes in the case of Messrs. Hedlund, Jacobson and Saper, options to purchase 16,390 shares, 12,495 shares and 18,196 shares of Common Stock, respectively, which are exercisable prior to December 31, 2002, as well as 6,885 shares and 4,295 shares of Common Stock, for Messrs. Hedlund and Jacobson, which are held pursuant to the Retirement Plan. Includes in the case of Mr. Hedlund, 7,250 shares of restricted stock, resulting from original grants of 3,750 and 5,000 shares of restricted stock on December 13, 1999 and December 13, 2001, respectively. The December 13, 1999 grant vests annually over five years and the December 13, 2001 grant vests annually over seven years. Includes in the case of Mr. Jacobson, 8,000 shares of restricted stock, resulting from original grants of 3,750 and 5,000 shares of restricted stock on June 25, 2001 and December 13, 2001, respectively. The June 25, 2001 grant vests annually over five years and the December 13, 2001 grant vests annually over seven years.

Stockholder Nominations

      Pursuant to Article IV, Section 4.15 of Washington Federal’s Bylaws, stockholders of Washington Federal may name nominees for election to the Board of Directors by submitting such written nominations to the Secretary of Washington Federal at least ninety (90) days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding annual meeting of stockholders of Washington Federal. Such stockholder’s notice shall set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of Washington Federal entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of each nominee to serve as director of Washington Federal if elected. If a nomination is made in accordance with applicable requirements, then ballots will be provided for use by stockholders at the stockholder meeting bearing the name of such nominee or nominees. No nominations for election as a director at the Annual Meeting were submitted to Washington Federal in accordance with the foregoing requirements.

Section 16(a) Beneficial Ownership Reporting Compliance

      Under Section 16(a) of the Exchange Act, Washington Federal’s directors and executive officers and any persons holding more than 10% of the outstanding Common Stock must report their ownership of Washington Federal’s securities and any changes in that ownership to the SEC by specific dates. Washington Federal believes that during the fiscal year ended September 30, 2002, all of these filing requirements were satisfied by its directors and executive officers. In making the foregoing statement, Washington Federal has relied in part on representations of its directors and executive officers and copies of the reports that they have filed with the SEC.

The Board of Directors and Its Committees

      The Board of Directors of Washington Federal held a total of ten meetings during the last fiscal year. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors held during his or her tenure in office during the last fiscal year or the total number of all meetings held by all committees of the Board of Directors on which he or she served during such year. Washington Federal paid its directors a $1,100 monthly retainer plus $725 for each meeting attended. Messrs. Mersereau and Reed, former directors who currently serve as directors emeriti, also receive the $1,100 monthly retainer. The Board of Directors has established Executive, Audit, Personnel and Stock Compensation and Nominating Committees. Directors were paid $400 (committee chairmen were paid $600) for each committee meeting attended, other than short meetings held in conjunction with regularly scheduled board meetings.

      The Board of Directors selects certain of its members to serve on its Executive Committee. The present Executive Committee consists of Messrs. Pinkerton (Chairman), Clearman, Harris and Whitehead. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of Washington Federal between board meetings unless otherwise provided by the Bylaws of Washington Federal. The Executive Committee did not meet during the last fiscal year.

      The Board of Directors has a standing Audit Committee with a written charter. The Audit Committee consists of Mr. Clearman (Chairman), Mr. Hanson and Ms. Johnson. The members are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards. The Audit Committee reviews and accepts the reports of Washington Federal’s independent auditor and the federal examiners. The Audit Committee met twice during the last fiscal year.

Report of the Audit Committee

      The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 “Communication with Audit Committees,” as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors, the independent auditors’ independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

AUDIT COMMITTEE

John F. Clearman, Chairman
Anna C. Johnson
Kermit O. Hanson

      The Board of Directors has a standing Personnel and Stock Compensation Committee (the “Committee”). The Committee consists of Messrs. Harris (Chairman) and Halvorson. No member of the Committee has served as an officer or an employee of Washington Federal or Washington Federal Savings during the past five years. The Committee studies personnel and compensation recommendations made by the Chief Executive Officer and makes recommendations to the Board of Directors. Further, the Committee is authorized to act under Washington Federal’s stock option plans to grant stock options, stock appreciation rights and performance shares. The Committee met two times during the last fiscal year.

      The Board of Directors has appointed three of its members to serve as a Nominating Committee in connection with the election of directors. For the present Annual Meeting, the Board of Directors appointed Ms. Johnson (Chairperson), and Messrs. Harris and Hanson to serve on the Nominating Committee. The Nominating Committee met one time during the last fiscal year.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth a summary of certain information concerning the compensation awarded or paid by or on behalf of Washington Federal for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the top four other executive officers of Washington Federal whose total compensation during the last fiscal year exceeded $100,000 (the “Named Executives”).

					Long-Term Compensation

		Annual Compensation			Awards			Payouts

					Registered
Name and Principal Position	Fiscal			Other Annual	Stock		Options/	LTIP	All Other
During Fiscal 2002	Year	Salary(1)	Bonus(2)	Compensation(3)	Award(s)		SARs(#)	Payouts	Compensation(4)

Roy M. Whitehead(5)	2002	$306,375	$77,100	0	10,000	(6)	30,000	0	$33,413
Vice Chairman, President	2001	289,800	7,200	0	0		0	0	30,228
and Chief Executive	2000	260,750	11,218	0	7,500	(6)	30,000	0	26,400
Officer
Edwin C. Hedlund	2002	$189,600	$47,814	0	5,000	(7)	15,000	0	$20,724
Executive Vice President	2001	177,000	4,500	0	0		0	0	18,480
and Secretary	2000	150,000	1,620	0	3,750	(7)	15,000	0	15,939
Jack B. Jacobson	2002	$150,750	$36,105	0	5,000	(8)	15,000	0	$16,005
Executive Vice President	2001	127,500	2,853	0	3,750	(8)	0	0	13,200
and Chief Lending Officer	2000	95,100	4,425	0	0		5,000	0	10,032
Charles R. Richmond	2002	$159,950	$34,401	0	0		7,500	0	$14,949
Director of Real Estate	2001	183,300	7,785	0	0		0	0	22,352
and Former Executive	2000	280,250	12,195	0	0		6,666	0	28,050
Vice President(9)
Ronald L. Saper	2002	$228,300	$55,146	0	0		5,000	0	$24,354
Executive Vice President	2001	205,200	5,877	0	0		0	0	22,308
and Chief Financial	2000	195,900	9,371	0	0		15,000	0	21,318
Officer

(1)	Includes director’s fees for Mr. Richmond. Includes amounts deferred by Messrs. Whitehead, Hedlund, Jacobson and Saper pursuant to the Retirement Plan, which permits deferrals pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). During fiscal 2002, 2001 and 2000, Mr. Richmond did not defer amounts pursuant to the Retirement Plan. Includes automobile allowances provided for Messrs. Whitehead and Richmond.

(2)	Represents cash profit sharing bonus paid to all officers and employees in fiscal years 2002, 2001 and 2000 upon reaching certain financial goals for the Company.

(3)	Washington Federal owns automobiles for use by Messrs. Hedlund, Jacobson and Saper and certain other employees. Washington Federal also pays club dues and other miscellaneous benefits for certain executive officers. Washing-

ton Federal has concluded that the individual and aggregate amount of personal benefits provided, which are not reflected in the above table, did not exceed the lesser of $50,000 or 10% of the cash compensation reported above for each of the Named Executives.

(4)	Consists of amounts allocated or paid by Washington Federal to the Named Executives pursuant to the Retirement Plan.

(5)	Mr. Whitehead joined the Company as Executive Vice President in September 1998 and assumed Mr. Pinkerton’s duties as President in April 1999 and Chief Executive Officer in October 2000. Mr. Whitehead assumed the responsibilities of Vice Chairman in September 2002.

(6)	Consists of shares of restricted stock which were granted to Mr. Whitehead on December 13, 1999 and December 13, 2001. The September 30, 2002 aggregate value of the 14,500 shares that remain restricted was $323,640. The December 13, 1999 grant vests annually over five years and the December 13, 2001 grant vests annually over seven years.

(7)	Consists of shares of restricted stock which were granted to Mr. Hedlund on December 13, 1999 and December 13, 2001. The September 30, 2002 aggregate value of the 7,250 shares that remain restricted was $161,820. The December 13, 1999 grant vests annually over five years and the December 13, 2001 grant vests annually over seven years.

(8)	Consists of shares of restricted stock which were granted to Mr. Jacobson on June 25, 2001 and December 13, 2001. The September 30, 2002 aggregate value of the 8,000 shares that remain restricted was $178,560. The June 25, 2001 grant vests annually over five years and the December 13, 2001 grant vests annually over seven years.

(9)	Mr. Richmond retired from full-time employment on December 31, 2000 and is currently employed on a part-time basis by the Company.

Options/ SARs Granted in Fiscal 2002

      The following table sets forth certain information with respect to stock options granted to the Named Executives during the year ended September 30, 2002.

	Individual Grants				Potential Realizable
					Value at Assumed
	Number of				Rates of Stock Price
	Securities	% of Total			Appreciation for
	Underlying	Options Granted	Exercise or		Option Term (3)
	Options	To Employees in	Base Price	Expiration
Name	Granted(1)	Fiscal Year	(per share)(2)	Date	5%	10%

Roy M. Whitehead	30,000	4.32%	$22.15	10/19/11	$418,000	$1,059,000
Edwin C. Hedlund	15,000	2.16%	$22.15	10/19/11	209,000	530,000
Jack B. Jacobson	15,000	2.16%	$22.15	10/19/11	209,000	530,000
Charles R. Richmond	7,500	1.08%	$22.15	10/19/11	104,000	265,000
Ronald L. Saper	5,000	.72%	$22.15	10/19/11	70,000	177,000

(1)	Options vest 20% to 100% annually, depending upon the grant, beginning October 19, 2002

(2)	The exercise price was based on the bid price of a share of Common Stock on the date of grant

(3)	Assumes future stock prices of $36.08 and $57.45 at compounded rates of return of five percent and ten percent, respectively. The valuations listed above are based on hypothetical rates of appreciation in the price of the Common Stock (five percent and ten percent, compounded annually) and are included here in response to specific requirements of the SEC. Washington Federal makes no representation that its stock will perform similarly or show similar appreciation.

Aggregate Options/ SARs Exercised in Fiscal 2002 and Fiscal Year End Option/ SAR Values

      The following table sets forth certain information with respect to the exercise of stock options during fiscal 2002 and outstanding stock options held by the Named Executives as of September 30, 2002.

					Value of Unexercised
			Number of Unexercised		In-the-Money Options/SARs
	Shares		Options/SARs at Year End		at September 30, 2002(1)
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Roy M. Whitehead	6,409	$64,511	37,016	79,115	$180,375	$358,108
Edwin C. Hedlund	0	0	16,390	30,360	85,171	121,651
Jack B. Jacobson	0	0	12,495	25,135	43,997	93,390
Charles R. Richmond	60,544	720,674	11,244	8,250	53,606	17,985
Ronald L. Saper	0	0	18,196	16,418	88,728	84,823

(1)	The indicated value is based on the $22.32 per share market value of the Common Stock at September 30, 2002, minus the exercise price.

Report of the Personnel and Stock Compensation Committee

      The Personnel and Stock Compensation Committee reviews and establishes management compensation and compensation policies and procedures. Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for its approval. The Committee also has responsibility for the grant of awards under Washington Federal’s long-term incentive and stock option plans.

      Executive officer compensation adjustments were based on Washington Federal’s overall performance in the past year and an analysis of compensation levels necessary to attract and maintain quality personnel. In this way, Washington Federal is able to compete for and retain talented executives who are critical to Washington Federal’s long-term success and aligns the interest of those with the long-term interests of Washington Federal’s stockholders.

      Executive compensation consists of three components: cash compensation, including base salary and incentive bonus; long-term incentive compensation in the form of stock options and grants; and executive benefits. The components are intended to provide incentives to achieve short- and long-range objectives of Washington Federal and to reward exceptional performance. Performance is evaluated not only with respect to Washington Federal’s earnings but also with respect to comparable industry performance, the accomplishment of Washington Federal’s business objectives and the individual’s contribution to Washington Federal’s core earnings and stockholder value. The competitiveness of Washington Federal’s compensation structure is determined by a thorough review of compensation survey data collected by the Committee. To motivate job performance and to encourage growth in stockholder value, stock options are granted under Washington Federal’s stock option plans to all executives and other personnel in order to encourage substantial contributions toward the overall success of Washington Federal. The Committee believes that this focuses attention on managing Washington Federal from the perspective of an owner with an equity stake in the business. With respect to executive benefits, executive officers receive all normal employee fringe benefits.

      In determining the overall compensation package for the Chief Executive Officer, the Committee considered each of the factors enumerated in the preceding paragraphs regarding compensation for executive officers of Washington Federal, as well as the financial performance achieved by Washington Federal during the past fiscal year. In addition to a high level of earnings, Washington Federal continued at or near the top of the financial industry for such key financial performance measures as return on average assets, return on average equity, capital and efficiency ratios. Additionally, the Committee reviewed various compensation packages provided to executive officers of publicly-traded financial institutions. The results of such review showed the Chief Executive Officer’s overall compensation package to be below the median for chief executive officers of publicly-traded financial institutions of comparable size and performance.

THE PERSONNEL AND STOCK
COMPENSATION COMMITTEE

W. Alden Harris, Chairman
H. Dennis Halvorson

Indebtedness of Directors and Executive Management

      Washington Federal Savings will from time to time make mortgage loans to directors, executive officers and employees on the security of their residences at prevailing contractual interest rates. Management believes that these loans do not involve more than the normal risks of collectibility or present other unfavorable features. These loans are made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. Such loans made to directors and executive officers totaled $270,767 at September 30, 2002. Washington Federal Savings also makes loans secured by savings accounts to its non-executive officers and employees. These loans are made on the same terms as those prevailing for comparable loans to non-affiliated persons.

Performance Graphs

      The following graphs compare the cumulative total return to Washington Federal stockholders (stock price appreciation plus reinvested dividends) to the cumulative total return of the Nasdaq Stock Market Index (U.S. Companies) and the Nasdaq Financial Stocks Index for the five year period ended September 30, 2002 and since Washington Federal Savings first became a publicly traded company on November 9, 1982, respectively. The graphs assume that $100 was invested on September 30, 1997 and November 9, 1982, respectively, in Washington Federal Common Stock, the Nasdaq Stock Market Index and the Nasdaq Financial Stocks Index, and that all dividends were reinvested. Management of Washington Federal cautions that the stock price performance shown in the graphs below should not be considered indicative of potential future stock price performance.

(PERFORMANCE GRAPH)

	Washington Federal,	Nasdaq Stock Market	Nasdaq Financial
	Inc.	(U.S. Companies)	Stocks

09/30/97	100.00	100.00	100.00
10/31/97	100.35	94.57	99.92
11/30/97	109.50	95.01	102.99
12/31/97	106.95	93.27	112.28
01/31/98	101.17	96.21	108.02
02/28/98	104.21	105.22	113.83
03/31/98	104.69	109.14	118.94
04/30/98	106.93	111.13	120.76
05/31/98	105.74	105.83	116.11
06/30/98	105.03	112.77	117.04
07/31/98	99.73	111.47	113.98
08/31/98	86.78	89.29	92.57
09/30/98	104.11	100.92	97.30
10/31/98	103.25	105.57	104.63
11/30/98	98.17	116.22	108.44
12/31/98	103.25	130.76	118.57
01/31/99	100.30	149.45	136.78
02/28/99	96.64	136.50	127.02
03/31/99	90.20	146.90	139.43
04/30/99	95.98	151.79	194.99
05/31/99	97.61	147.52	169.34
06/30/99	97.33	160.44	174.48
07/31/99	108.09	157.63	150.51
08/31/99	104.53	163.69	138.62
09/30/99	101.52	164.14	128.39
10/31/99	100.89	177.34	131.82
11/30/99	92.32	199.49	153.71
12/31/99	87.35	243.38	156.69
01/31/00	75.14	235.68	145.61
02/29/00	68.69	280.98	148.54
03/31/00	85.51	273.59	152.47
04/30/00	79.30	231.00	123.52
05/31/00	92.94	203.53	110.46
06/30/00	84.13	237.39	117.39
07/31/00	86.44	225.49	117.23
08/31/00	95.66	251.83	135.38
09/30/00	104.88	219.93	136.76
10/31/00	104.01	201.79	128.40
11/30/00	106.42	155.62	105.71
12/31/00	133.73	148.03	114.40
01/31/01	131.09	166.15	123.53
02/28/01	134.49	128.98	116.33
03/31/01	127.06	110.35	105.02
04/30/01	133.15	126.92	116.98
05/31/01	133.10	126.61	119.02
06/30/01	127.98	129.69	122.71
07/31/01	140.14	121.66	118.54
08/31/01	130.72	108.39	112.06
09/30/01	131.93	90.02	97.54
10/31/01	120.55	101.54	96.62
11/30/01	130.77	116.00	106.57
12/31/01	138.49	117.24	114.38
01/31/02	150.68	116.29	113.51
02/28/02	153.28	104.14	111.67
03/31/02	141.46	111.03	117.92
04/30/02	155.65	101.59	114.11
05/31/02	163.33	97.26	115.72
06/30/02	150.52	88.12	104.77
07/31/02	150.34	80.01	91.89
08/31/02	154.19	79.23	95.94
09/30/02	134.20	70.66	85.16

(PERFORMANCE GRAPH)

	Washington Federal,	Nasdaq Stock Market	Nasdaq Financial
	Inc.	(U.S. Companies)	Stocks

11/09/1982	100	100	100
11/30/1982	120	101	100
12/31/1982	117	101	100
01/31/1983	140	108	103
02/28/1983	148	114	107
03/31/1983	157	119	113
04/30/1983	191	128	126
05/31/1983	207	136	128
06/30/1983	190	140	130
07/31/1983	197	134	131
08/31/1983	181	129	131
09/30/1983	200	130	137
10/31/1983	187	121	133
11/30/1983	194	126	137
12/31/1983	194	123	139
01/31/1984	197	119	141
02/29/1984	169	112	136
03/31/1984	162	111	138
04/30/1984	156	110	138
05/31/1984	147	104	131
06/30/1984	164	107	135
07/31/1984	169	103	134
08/31/1984	190	114	144
09/30/1984	221	113	148
10/31/1984	238	112	151
11/30/1984	265	110	154
12/31/1984	292	112	159
01/31/1985	288	126	172
02/28/1985	285	129	176
03/31/1985	326	127	179
04/30/1985	332	128	188
05/31/1985	356	132	197
06/30/1985	408	135	206
07/31/1985	394	137	208
08/31/1985	413	136	210
09/30/1985	404	128	203
10/31/1985	436	134	218
11/30/1985	463	144	234
12/31/1985	490	150	240
01/31/1986	583	154	250
02/28/1986	620	166	274
03/31/1986	606	173	285
04/30/1986	577	177	291
05/31/1986	587	185	307
06/30/1986	677	187	319
07/31/1986	692	172	302
08/31/1986	748	177	309
09/30/1986	669	162	284
10/31/1986	691	167	283
11/30/1986	659	167	278
12/31/1986	668	162	272
01/31/1987	715	181	292
02/28/1987	833	197	311
03/31/1987	833	199	313
04/30/1987	731	193	300
05/31/1987	703	193	293
06/30/1987	788	197	306
07/31/1987	894	202	307
08/31/1987	865	211	324
09/30/1987	842	207	313
10/31/1987	648	151	249
11/30/1987	612	142	242
12/31/1987	756	154	250
01/31/1988	844	162	270
02/29/1988	880	172	283
03/31/1988	872	176	285
04/30/1988	807	178	282
05/31/1988	847	175	279
06/30/1988	880	187	296
07/31/1988	840	184	295
08/31/1988	831	180	294
09/30/1988	954	186	303
10/31/1988	963	183	303
11/30/1988	880	178	296
12/31/1988	940	183	296
01/31/1989	973	193	306
02/28/1989	956	193	308
03/31/1989	934	197	315
04/30/1989	1119	208	327
05/31/1989	1202	217	334
06/30/1989	1304	212	334
07/31/1989	1427	221	346
08/31/1989	1455	229	364
09/30/1989	1733	231	365
10/31/1989	1493	222	346
11/30/1989	1446	223	339
12/31/1989	1353	222	329
01/31/1990	1345	203	306
02/28/1990	1459	209	309
03/31/1990	1591	215	305
04/30/1990	1518	208	290
05/31/1990	1682	227	297
06/30/1990	1632	229	292
07/31/1990	1624	217	278
08/31/1990	1379	190	254
09/30/1990	1314	172	224
10/31/1990	1254	165	216
11/30/1990	1363	181	233
12/31/1990	1487	189	241
01/31/1991	1562	209	254
02/28/1991	1768	230	283
03/31/1991	1856	245	298
04/30/1991	1975	247	316
05/31/1991	1960	258	329
06/30/1991	1990	242	326
07/31/1991	2111	256	348
08/31/1991	2231	269	372
09/30/1991	2201	270	365
10/31/1991	2218	279	375
11/30/1991	2142	270	365
12/31/1991	2399	302	395
01/31/1992	2493	320	414
02/29/1992	2333	327	436
03/31/1992	2325	312	442
04/30/1992	2425	299	463
05/31/1992	2230	302	484
06/30/1992	2506	291	482
07/31/1992	2456	301	495
08/31/1992	2340	292	486
09/30/1992	2429	303	497
10/31/1992	2499	314	508
11/30/1992	2639	339	541
12/31/1992	2522	352	574
01/31/1993	2519	362	597
02/28/1993	2745	349	611
03/31/1993	2849	359	636
04/30/1993	2843	343	610
05/31/1993	2582	364	597
06/30/1993	2712	365	615
07/31/1993	2866	366	637
08/31/1993	2866	385	654
09/30/1993	2993	396	672
10/31/1993	2834	405	662
11/30/1993	2596	393	635
12/31/1993	2768	404	655
01/31/1994	2674	416	666
02/28/1994	2586	413	658
03/31/1994	2542	387	647
04/30/1994	2521	382	668
05/31/1994	2655	383	699
06/30/1994	2610	369	699
07/31/1994	2576	377	709
08/31/1994	2606	401	727
09/30/1994	2466	400	707
10/31/1994	2148	407	685
11/30/1994	2156	394	657
12/31/1994	2103	395	653
01/31/1995	2250	397	675
02/28/1995	2449	418	708
03/31/1995	2449	431	715
04/30/1995	2539	444	735
05/31/1995	2825	456	757
06/30/1995	2724	493	789
07/31/1995	2721	529	827
08/31/1995	2909	539	871
09/30/1995	2972	552	891
10/31/1995	2890	549	906
11/30/1995	3048	562	952
12/31/1995	3237	559	973
01/31/1996	3062	561	975
02/29/1996	3000	583	989
03/31/1996	3052	585	1011
04/30/1996	2978	633	1006
05/31/1996	3066	662	1023
06/30/1996	2907	632	1028
07/31/1996	3049	576	1015
08/31/1996	3174	608	1086
09/30/1996	3389	655	1138
10/31/1996	3476	648	1188
11/30/1996	3856	688	1277
12/31/1996	3838	687	1285
01/31/1997	3801	736	1356
02/28/1997	4101	695	1433
03/31/1997	3659	650	1381
04/30/1997	3897	670	1412
05/31/1997	4282	746	1500
06/30/1997	4171	769	1607
07/31/1997	4627	850	1730
08/31/1997	4463	849	1716
09/30/1997	4852	899	1895
10/31/1997	4869	850	1880
11/30/1997	5313	854	1952
12/31/1997	5189	839	2128
01/31/1998	4909	865	2047
02/28/1998	5056	946	2157
03/31/1998	5079	981	2254
04/30/1998	5188	999	2289
05/31/1998	5130	951	2201
06/30/1998	5096	1014	2218
07/31/1998	4839	1002	2160
08/31/1998	4210	803	1754
09/30/1998	5051	907	1844
10/31/1998	5009	949	1983
11/30/1998	4763	1045	2080
12/31/1998	5009	1176	2135
01/31/1999	4866	1344	2083
02/28/1999	4689	1227	2065
03/31/1999	4376	1321	2050
04/30/1999	4657	1365	2201
05/31/1999	4736	1326	2164
06/30/1999	4722	1442	2200
07/31/1999	5244	1417	2136
08/31/1999	5072	1472	2056
09/30/1999	4926	1476	2002
10/31/1999	4895	1594	2161
11/30/1999	4479	1794	2130
12/31/1999	4238	2188	2052
01/31/2000	3646	2119	1927
02/29/2000	3333	2526	1737
03/31/2000	4149	2460	1854
04/30/2000	3847	2077	1803
05/31/2000	4509	1830	1892
06/30/2000	4082	2134	1804
07/31/2000	4194	2027	1880
08/31/2000	4641	2264	2017
09/30/2000	5089	1977	2148
10/31/2000	5046	1814	2025
11/30/2000	5163	1399	1694
12/31/2000	6488	1331	1821
01/31/2001	6360	1494	1954
02/28/2001	6525	1160	1849
03/31/2001	6165	992	1684
04/30/2001	6460	1141	1858
05/31/2001	6458	1138	1887
06/30/2001	6209	1166	1941
07/31/2001	6799	1094	1881
08/31/2001	6342	974	1787
09/30/2001	6401	809	1579
10/31/2001	5849	913	1831
11/30/2001	6345	1043	2020
12/31/2001	6719	1054	2168
01/31/2002	7311	1046	2151
02/28/2002	7437	936	2116
03/31/2002	6863	998	2235
04/30/2002	7552	913	2163
05/31/2002	7924	874	2193
06/30/2002	7303	792	1986
07/31/2002	7294	719	1742
08/31/2002	7481	712	1818
09/30/2002	6511	635	1614

RATIFICATION OF APPOINTMENT OF

INDEPENDENT AUDITORS

      At the Annual Meeting, stockholders of Washington Federal will be asked to ratify the appointment of Deloitte & Touche LLP as Washington Federal’s independent auditors for the year ending September 30, 2003. This appointment was recommended by the Audit Committee of Washington Federal and approved by the Board of Directors of Washington Federal. If the stockholders of Washington Federal do not ratify the appointment of Deloitte & Touche LLP, then the Board of Directors of Washington Federal will reconsider the appointment.

      Deloitte & Touche LLP has advised Washington Federal that neither the firm nor any of its members has any direct or indirect financial interest in, or during the last three years, has had any other connection with Washington Federal other than the usual relationship, which exists between independent auditors and clients.

      The professional services rendered by Deloitte & Touche LLP during fiscal 2002 consisted of auditing Washington Federal’s financial statements, services related to filings with Washington Federal’s regulators and consultations on matters related to taxes, accounting and financial reporting.

      The fees billed for services rendered to Washington Federal by Deloitte & Touche LLP during fiscal year 2002 were as follows:

Audit Fees	$145,050
Financial Information Systems Design and Implementation Fees	$0
All Other Fees	$0

      A representative of Deloitte & Touche LLP will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS WASHINGTON FEDERAL’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003.

OTHER MATTERS

      Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by Washington Federal. Washington Federal will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of Washington Federal may solicit proxies personally or by telephone without additional compensation.

STOCKHOLDER PROPOSALS

      Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next annual meeting of stockholders of Washington Federal must be received at the main office of Washington Federal no later than August 18, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

      No stockholder proposals were submitted in connection with this Annual Meeting. Stockholder proposals that are not submitted for inclusion in Washington Federal’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.15 of Washington Federal’s Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Washington Federal. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of Washington Federal not later than 90 days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding annual meeting of stockholders of Washington Federal, or not later than September 16, 2003 in connection with the annual meeting of stockholders for the year 2004 of

Washington Federal. Such stockholder’s notice is required to set forth certain information specified in Washington Federal’s Bylaws.

ANNUAL REPORTS

      Stockholders of Washington Federal as of the record date for the Annual Meeting are being forwarded a copy of Washington Federal’s Annual Report to Stockholders for the year ended September 30, 2002 (the “Annual Report”). Included in the Annual Report are the consolidated statements of financial condition of Washington Federal as of September 30, 2002 and 2001 and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the years in the three-year period ended September 30, 2002, prepared in accordance with generally accepted accounting principles in the United States of America, and the related report of Washington Federal’s independent auditors. The Annual Report is not a part of this Proxy Statement.

      Upon receipt of a written request, Washington Federal will furnish to any stockholder without charge a copy of its annual report on Form 10-K filed with the SEC under the Exchange Act for the year ended September 30, 2002. Upon written request and payment of a copying charge of $.10 per page, Washington Federal will furnish to any such stockholder a copy of the exhibits to the annual report on Form 10-K. Such written requests should be directed to Brent J. Beardall, Vice President of Finance, Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101. The annual report on Form 10-K is not a part of this Proxy Statement. The annual report on Form 10-K, together with this Proxy Statement are available on Washington Federal’s website at www.washingtonfederal.com.

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

WASHINGTON FEDERAL, INC.
425 Pike Street, Seattle, Washington 98101-2334

The undersigned hereby appoints the Board of Directors as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent the undersigned and to vote as designated below, all the shares of Common Stock of Washington Federal, Inc. (“Washington Federal”) held of record by the undersigned on November 29, 2002, at the Annual Meeting of Stockholders to be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on Tuesday, January 21, 2003, or at any adjournment thereof (the “Annual Meeting”).

This proxy may be revoked at any time before it is exercised.

- FOLD AND DETACH HERE -

Please mark your votes as indicated in this example.	☒

		FOR	WITHHOLD
		all nominees named	AUTHORITY
		(except as marked	to vote for all
		to the contrary)	named nominees

1.	ELECTION OF DIRECTORS: Nominees for a three-year term: 01 John F. Clearman 02 H. Dennis Halvorson 03 Roy M. Whitehead	☐	☐

(Instruction: To withhold authority to vote for any individual nominee(s), write that nominee(s)’ name in the space provided below.)

		FOR	AGAINST	ABSTAIN

2.	Proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditors of Washington Federal for fiscal year 2003.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, then this proxy will be voted for the nominees named under Proposal 1 below and for Proposal 2. In the discretion of the Proxies, shares may be voted cumulatively so as to elect the maximum number of nominees for director.

The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Washington Federal called for the 21st day of January 2003 and a Proxy Statement for such Annual Meeting prior to the signing of this proxy.

In view of the importance of the action to be taken and to save the cost of further proxy solicitation, we urge you to mark, sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s)	Date

Please sign exactly as your name appears on the stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If executed by a corporation, sign full corporate name by a duly authorized officer.

- FOLD AND DETACH HERE -

Annual Meeting of Stockholders

Tuesday, January 21, 2003
2:00 p.m. PST

Seattle Sheraton Hotel
1400 Sixth Avenue
Seattle, Washington